MASTER CUSTODY AGREEMENT

                             EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY               ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin California Tax-Free     Delaware Statutory
Income Fund                      Trust

Franklin California Tax-Free     Delaware Statutory   Franklin California Insured Tax-Free
Trust                            Trust                Income Fund
                                                      Franklin California Intermediate-Term
                                                      Tax-Free
                                                       Income Fund
                                                      Franklin California Limited-Term
                                                      Tax-Free Income Fund
                                                      Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund     Delaware Statutory
                                 Trust


Franklin Custodian Funds, Inc.   Delaware Statutory   Franklin Dynatech Fund
                                 Trust                Franklin Growth Fund
                                                      Franklin Income Fund
                                                      Franklin U.S. Government Securities Fund
                                                      Franklin Utilities Fund


Franklin Federal Tax- Free       Delaware Statutory
Income Fund                      Trust

Franklin Floating Rate Master    Delaware Statutory   Franklin Floating Rate Master Series
Trust                            Trust


Franklin Global Trust           Delaware Statutory   Fiduciary Large Capitalization Growth
                                Trust                and Income Fund
                                                     Fiduciary Small
                                                     Capitalization Growth and
                                                     Income Fund Franklin Global
                                                     Real Estate Fund Franklin
                                                     International Smaller
                                                     Companies Growth Fund
                                                     Franklin Templeton Core
                                                     Fixed Income Fund Franklin
                                                     Templeton Core Plus Fixed
                                                     Income Fund Franklin
                                                     Templeton Emerging Market
                                                     Debt
                                                      Opportunities Fund
                                                     Franklin Templeton High Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S. Government
Trust                           Business Trust       Securities Fund
                                                     Franklin Balanced Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Limited Maturity U.S. Govt
                                                     Securities Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             Delaware Statutory
                                Trust

Franklin Municipal Securities   Delaware Statutory   Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund


Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Statutory
Income Fund                     Trust

Franklin New York Tax-Free      Delaware Statutory   Franklin New York Insured Tax-Free
Trust                           Trust                Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income
                                                      Fund
                                                     Franklin New York Limited-Term Tax-Free
                                                     Income
                                                      Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Biotechnology Discovery Fund
                                Trust                Franklin Flex Cap Growth Fund
                                                     Franklin Focused Core
                                                     Equity Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Growth
                                                     Opportunities Fund Franklin
                                                     Natural Resources Fund
                                                     Franklin Small-Mid Cap
                                                     Growth Fund Franklin Small
                                                     Cap Growth Fund II Franklin
                                                     Strategic Income Fund
                                                     Franklin Technology Fund


Franklin Tax-Exempt Money Fund  Delaware Statutory
                                Trust

Franklin Tax-Free Trust         Delaware Statutory   Franklin Alabama Tax-Free Income Fund
                                Trust                Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin Federal
                                                     Limited-Term Tax-Free
                                                     Income Fund Franklin
                                                     Florida Insured Tax-Free
                                                     Income Fund Franklin
                                                     Florida Tax-Free Income
                                                     Fund Franklin Georgia
                                                     Tax-Free Income Fund
                                                     Franklin High Yield
                                                     Tax-Free Income Fund
                                                     Franklin Insured Tax-Free
                                                     Income Fund Franklin
                                                     Kentucky Tax-Free Income
                                                     Fund Franklin Louisiana
                                                     Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free
                                                     Income Fund Franklin
                                                     Massachusetts Insured
                                                     Tax-Free Income Fund
                                                     Franklin Michigan Insured
                                                     Tax-Free Income Fund
                                                     Franklin Minnesota Insured
                                                     Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free
                                                     Income Fund Franklin New
                                                     Jersey Tax-Free Income Fund
                                                     Franklin North Carolina
                                                     Tax-Free Income Fund
                                                     Franklin Ohio Insured
                                                     Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free
                                                     Income Fund Franklin
                                                     Pennsylvania Tax-Free
                                                     Income Fund Franklin
                                                     Virginia Tax-Free Income
                                                     Fund


Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton
                                                     Corefolio Allocation Fund
                                                     Franklin Templeton Founding
                                                     Funds Allocation Fund
                                                     Franklin Templeton Growth
                                                     Target Fund Franklin
                                                     Templeton Moderate Target
                                                     Fund Franklin Templeton
                                                     Perspectives Allocation
                                                     Fund Franklin Templeton
                                                     2015 Retirement Target Fund
                                                     Franklin Templeton 2025
                                                     Retirement Target Fund
                                                     Franklin Templeton 2035
                                                     Retirement Target Fund
                                                     Franklin Templeton 2045
                                                     Retirement Target Fund

Franklin Templeton              Delaware Statutory   Franklin India Growth Fund
International Trust             Trust

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Trust                Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Global Real Estate
                                                     Securities Fund Franklin
                                                     Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Securities Fund
                                                     Franklin Income Securities
                                                     Fund Franklin Large Cap
                                                     Growth Securities Fund
                                                     Franklin Large Cap Value
                                                     Securities Fund Franklin
                                                     Money Market Fund Franklin
                                                     Rising Dividends Securities
                                                     Fund Franklin Small-Mid Cap
                                                     Growth Securities Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin Templeton VIP
                                                     Founding Funds
                                                      Allocation Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2010


Franklin Templeton Variable                          Mutual Discovery Securities Fund
Insurance Products Trust                             Mutual Shares Securities Fund
(CONTINUED)                                          Templeton Global Income Securities Fund

Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet Investment Fund
                                                     Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Delaware Statutory   Franklin Cash Reserves Fund
                                Trust                Money Market Portfolio

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust
Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

Templeton Income Trust          Delaware Statutory   Templeton International Bond Fund
                                Trust
CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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REVISED 2/1/08
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